UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2017

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 27th Floor San Francisco, California 94105
(Address of principal executive offices, including zip code)

(415) 399-2580

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosures in Items 5.07 and 8.01 are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders (the “Special Meeting”) of Marin Software Incorporated (the “Company”) was held on October 5, 2017. As of the close of business on September 5, 2017, the record date for the Special Meeting, 39,547,907 shares of common stock of the Company were outstanding and entitled to vote. 33,604,156 shares, or 84.97% of the outstanding shares of common stock entitled to vote at the Special Meeting, were represented in person or by proxy.

At the Special Meeting, stockholders voted on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 8, 2017. The results of the voting at the Special Meeting were as follows:

(1) Approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 6-to-1 and not greater than 10-to-1, with the exact ratio to be set within that range at the discretion of the Company’s board of directors before October 6, 2017 without further approval or authorization of the Company’s stockholders:

For	Against	Abstain
28,318,104	5,263,278	22,774

Pursuant to the foregoing votes, this matter was approved.

(2) Approval of an amendment to the Company’s Certificate of Incorporation to decrease the Company’s authorized shares of common stock to such number determined by calculating the product of 500,000,000 multiplied by two times (2x) the reverse stock split ratio:

For	Against	Abstain
28,297,095	5,300,748	6,313

Pursuant to the foregoing votes, this matter was approved.

Item 8.01 Other Events

On September 27, 2017, the Company’s board of directors approved a reverse stock split ratio of 7-to-1 (the “Reverse Split”) and a resulting reduction in the Company’s authorized shares of common stock from 500,000,000 to 142,857,143 shares, subject to the approval of the stockholders at the Special Meeting. On October 5, 2017, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1, to effect the Reverse Split and reduction in the authorized shares of common stock from 500,000,000 to 142,857,143 shares, effective as of 5:00 p.m. Eastern Time on October 5, 2017.

Upon the effectiveness of the Reverse Split at 5:00 p.m. Eastern Time on October 5, 2017, every seven shares of the Company’s issued and outstanding common stock will be automatically combined and converted into one issued and outstanding share of common stock. The Reverse Split will not affect any stockholder’s ownership percentage of the Company’s common stock.

At the opening of trading on October 6, 2017, the Company’s common stock will continue to trade on the New York Stock Exchange under the symbol “MRIN,” but will be assigned a new CUSIP number (56804T 205) and will trade on a split-adjusted basis.

On October 5, 2017, the Company issued a press release announcing the foregoing. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

The foregoing disclosures constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should refer to the section entitled “Risk Factors” set forth in the Company’s annual and quarterly reports and other filings the Company makes with the Securities and Exchange Commission from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation
99.1	Press Release issued by Marin Software Incorporated dated October 5, 2017

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation
99.1	Press Release issued by Marin Software Incorporated dated October 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIN SOFTWARE INCORPORATED

By:	/s/ Jonathan M. DeGooyer
Jonathan M. DeGooyer
Vice President, General Counsel, Corporate Secretary

Date: October 5, 2017